UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 E. Wisconsin Ave.
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2011

Item 1. Report to Stockholders.

Annual Report

November 30, 2011

GoodHaven Fund

Ticker:  GOODX

GoodHaven Capital Management, LLC

GoodHaven Fund

Table of Contents

Shareholder Letter	1

Portfolio Management Discussion and Analysis	6

Sector Allocation	9

Historical Performance	10

Schedule of Investments	11

Statement of Assets and Liabilities	14

Statement of Operations	15

Statement of Changes in Net Assets	16

Financial Highlights	17

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	27

Expense Example	28

Trustees and Executive Officers	30

Additional Information	33

Privacy Notice	34

GoodHaven Fund

PERFORMANCE FOR THE PERIOD 6/1/2011 – 11/30/2011
The GoodHaven Fund	+.84%
S&P 500 Index (with dividends reinvested)	-6.25%

PERFORMANCE SINCE INCEPTION 4/8/2011 – 11/30/2011
The GoodHaven Fund	+2.60%
S&P 500 Index (with dividends reinvested)	-4.80%

December 23, 2011

Dear Fellow Shareholders of the GoodHaven Fund (the “Fund”):

Since inception, the GoodHaven Fund has outperformed the S&P 500 Index (with dividends reinvested) by approximately 7.4% – this is a good start, but not yet worth celebrating.1  We have been reasonably cautious in deploying the Fund’s capital and the Fund still has a significant chunk of cash allowing us to invest opportunistically.

Although we try not to be overly influenced by macro events, we talked last May about issues with European financial institutions.  Since early fall of last year, financial media outlets have discussed little else.  We remain deeply concerned about unsustainable financial trends both here and abroad. Governments are borrowing enormous amounts to finance out-of-balance budgets and to paper over private losses while central bankers are helping by hugely expanding their balance sheets and keeping interest rates low.  In turn, investors are now rightly questioning whether these trends can continue.

If too much debt is the problem, it should be axiomatic that even more debt can’t be the solution.  Accordingly, we remain skeptical about proposals that play for time by shifting debt around.  Eventually, losses must be realized and sound fiscal management restored.  To paraphrase economist Herbert Stein, “Trends that can’t continue [mathematically], won’t.”  Markets have a way of eventually forcing politicians to act, whether they want to or not.

Notwithstanding the above concerns, it rarely pays to be overly negative about the future.  Even in the Great Depression of the 1930s, the stock market bottom occurred less than three years after the crash of 1929.  The economy remained erratic well afterwards, but investors who had cash or liquid securities from past prudence were rewarded by investing when pessimism was rampant.

The good news for long-term investors today is that headlines are negative, individuals have been withdrawing from mutual funds at a breakneck pace for nearly

1	We still do not consider performance over short periods to be particularly meaningful. A couple of years from now, we hope to happily omit this footnote.

GoodHaven Fund

two years, and pessimism runs deep despite a decade of zero return for many market indexes.  Although there is plenty to worry about, we are finding bargains and have been more aggressive in adding to Fund holdings since September, but like the colonial soldiers at Bunker Hill, we try to see the whites of their eyes before we fire.

Our current portfolio is a mix of large, small, and unusual investments – including some bank debt – resulting from our efforts to seek out value across different securities and markets.  In our view and given current conditions, common stocks (representing a part ownership interest in a business), purchased at reasonable prices, are likely to outperform many of the alternatives over a multi-year horizon – particularly compared to fixed income securities selling at near generational low yields.  The trick, as with all investments, is not paying too high a price and working diligently to understand the nature and risk of the business as completely as possible.

Our largest holding remains Spectrum Brands Holdings Inc., a manufacturer and distributor of a variety of consumer branded products around the world.  Notably, most of its products do not depend on robust consumer spending – these include Rayovac batteries, Cutter, Hot Shot, and Black Flag insect repellents, Remington shavers, Tetra and other specialty pet products, and Black and Decker and George Foreman small appliances.  We first bought Spectrum after its bankruptcy, a result of overleveraging by a prior private equity owner.  As an “orphan” security,2 there has been little research coverage and recognition of the success of current management in continuing to generate cash from operations as well as consistently create cost efficiencies.  Although remaining fairly leveraged, the company expects to generate close to $3.50 per share in free cash flow this year and borrowings should be meaningfully reduced.  In a vote of confidence, majority owner Harbinger Group Inc. recently purchased additional shares in the open market.

Our next largest holdings are Hewlett-Packard, Microsoft, and Google.  We continue to believe that all three are capable of generating good returns from our purchase price and that over time, their end markets should continue to grow.  Of the three, Google continues to have the most dominant and financially attractive business, but is well above our cost.  Microsoft comes next, with an extremely strong balance sheet and large free cash flow.  Hewlett-Packard is our most opportunistic investment and statistically the cheapest.  At the prices paid, we believe little can  go wrong and there is the potential for much good to occur.  Both Microsoft and

2
Typically, when a company emerges from bankruptcy, the current equity owners are former distressed debt investors who don’t want to be long-term investors.  Other investing institutions are often unwilling to buy companies without research coverage or banking sponsorship, which usually takes time to establish following a default.  Accordingly, such stocks are considered “orphans” and have been a fruitful place to look for bargains.

GoodHaven Fund

Hewlett-Packard continue to represent good value to us at current prices and both franchise businesses were acquired at single digit multiples of our estimate of sustainable free cash flow.

While having no religious aversion to owning depressed financials, we have long been leery of large institutions carrying enormous derivative positions and legacy liabilities that are difficult to value. Although many large banks trade at discounts to their stated book values, fair-value accounting remains suspended for these companies and the entire industry faces significant headwinds in terms of higher capital requirements, tighter regulation, weak interest margins, and litigation from past sins.  Furthermore, ongoing dilution is a threat that has been eroding the earnings power that might otherwise have been expected in a recovery.3  Currently, we own no common shares of large European or American commercial banks except indirectly through our ownership of Berkshire Hathaway, which owns preferred shares and warrants in Bank of America and common shares of Wells Fargo.

However, we have been attracted to a number of financial companies that are participants in capital markets including Federated Investments (discussed in our 2011 Semi-Annual Report) and more recently, Jefferies Group, Inc.

After the front page failure of MF Global, a large securities and commodities broker, market participants sought out the next candidate for oblivion and settled on Jefferies.  Although the two companies and their CEOs could not have been more different, this misperception and our long understanding of the way Jefferies conducts business allowed us to purchase a sizeable stake in the company during a period of panic at a large discount to recent trading prices.4  Managed ably for more than two decades by Rich Handler, Jefferies has a long history of profitable growth – albeit with occasional interruption – and has, in our opinion, been managed conservatively.  Of note, Leucadia National, helmed by two terrific capital allocators, owns roughly 30% of Jefferies’ outstanding shares and recently bought over one million shares in the open market.

Compared to its larger investment banking peers, Jefferies has reasonable leverage, almost no illiquid assets, and de minimus derivative positions.  It makes its money largely by making markets in various securities (attempting to capture spreads) and through investment banking and other fees.  More importantly, the

3
Bank of America investors have seen total shares outstanding increase from approximately 4.6 billion at year-end 2008 to nearly 11.6 billion at year-end 2011 (assuming that the $7 strike warrants obtained by Berkshire Hathaway – with anti-dilution protection - will eventually be dilutive).  Notably, we estimate that shareholders have been diluted by about 18% in 2011 alone.

4
Under the Investment Company Act of 1940, the Fund’s stake in any broker-dealer is limited to 5% of Fund assets at the time of purchase.two years, and pessimism runs deep despite a decade of zero return for many market indexes.

GoodHaven Fund

company has been able to take advantage of the financial crisis to beef up its ranks with experienced and proven investment bankers.  We expect near-term results to be well below normal earnings power but believe a double digit return on equity could result as turmoil abates.  Our average purchase price was well below fully-diluted tangible book value, which we believe is conservatively accounted for and which we expect to grow over time.

In September and early October, the Fund increased its exposure in the housing and construction markets.  Our holdings with ties to these markets include certain divisions of Berkshire Hathaway, Mohawk, Mueller, and Quanex.  Although current statistics remain bleak in terms of housing starts, shadow inventory, and depressed prices, Adam Smith’s invisible hand would appear to be hard at work behind the scenes.  These companies are survivors of an industry depression.  Each continues to generate significant free cash flow and all have lowered costs dramatically during the downturn.  Eventually, a modest upturn in renovation and construction spending is likely to cause outsize increases in free cash flow for our companies as their lower cost structures have significantly increased operating leverage.

We may have a couple of near-term misfires.  Both Sears and Sprint, modestly-sized investments, have come under business and share price pressure and currently sell below our cost.  Sears has been suffering from intense macro headwinds, industry competition, and self-inflicted errors.  Sprint has had difficulty consolidating and lowering the cost of its network and has struggled with its debt load. In both, improvements in operations could result in sizeable returns.  However, some businesses are too difficult to fix for even the most capable, earnest, and committed managers.  Both have large upside potential, but we are well aware that neither company falls into the category that Warren Buffett once called “inevitable”.5

As we finish our first fiscal year, you may note that there are some common elements to a number of our investments.  We tend to buy when securities are under severe pressure, as exemplified by Berkshire Hathaway, Hewlett-Packard, and most recently, Jefferies.  In each case, we paid prices that were near multi-year lows and low multiples of the cash we believe each is capable of generating.  It’s also worth noting that with the exception of two risk-arbitrage positions, we did not sell out any of the investments established during the year.  While that won’t always be the case, we are focused on the long-term and will not be unduly swayed by Mr. Market’s ups and downs.

5
Addendum – the above paragraph was written prior to the announcement of weak operating earnings at Sears on December 27, 2011.  As of that date, Sears Holdings common shares were roughly 1.4% of Fund assets and Sprint shares approximated 1.3% of Fund assets.

GoodHaven Fund

During this period, your portfolio managers also added to their personal holdings of the Fund – we are in this for the long-term. We believe our current portfolio is, in the aggregate, significantly undervalued.  Further, we remain confident in our ability to uncover further meaningful investments that can make a difference to our shareholders – and that includes us.

Respectfully submitted,

Larry Pitkowsky	Keith Trauner

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests in mid-cap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

Current and future portfolio holdings are subject to risk.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. It is not possible to invest directly in an index.

The opinions expressed are those of Larry Pitkowsky and/or Keith Trauner through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Free cash flow is defined as revenue less normal operating expenses including interest expense and maintenance capital spending.  It is the discretionary cash that we expect a company to generate after all normal expenses and which would be available for purposes such as dividend payments, share repurchases, or investing back into the business to grow.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The GoodHaven Fund is distributed by Quasar Distributors, LLC.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

The unaudited Net Asset Value (“NAV”) of the GoodHaven Fund was $20.52 on November 30, 2011, based on 4,430,335 shares outstanding.  This compares to our initial NAV of $20.00 per share at inception on April 8, 2011 and an NAV of $20.35 reported in our interim Semi-Annual Report.  Please note that except where otherwise indicated, discussions in this MD&A relate to the interim fiscal year ended November 30, 2011.  Below is a table showing the Fund’s performance for the period since inception.

PERFORMANCE FOR THE PERIOD 4/8/2011 THROUGH 11/30/20111
The GoodHaven Fund	+2.6%
S&P 500 Index (with dividends reinvested)	-4.8%

For the interim fiscal year ended November 30 and since inception, the Fund outperformed the S&P 500 by 7.4 percentage points.  Shareholders should note that the portfolio managers believe that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks.  Furthermore, the S&P 500 Index is an unmanaged index incurring no fees, expenses, or tax effects and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies.

Below is a table of the Fund’s largest holdings ranked by issuer as a percentage of Fund net assets as of November 30, 2011 and the top ten categories represented by the Fund’s holdings listed by the aggregate percentage of net assets in each category.

Top 10 Holdings*	%	Top Categories**	%
Spectrum Brands Holdings Inc.	11.0%	Cash and Equivalents	23.4%
Hewlett-Packard Co.	8.1%	Computer & Internet
Microsoft Corp.	7.7%	Software	12.2%
Jefferies Group, Inc.	5.2%	Consumer Products	11.2%
Berkshire Hathaway		Computers & Peripheral
Inc. Class B	4.6%	Equipment	8.9%
Google Inc. – Class A	4.5%	Loan Servicing	6.5%
Walter Investment		Securities &
Management Corp.	4.3%	Investment Banking	5.2%
Federated Investors		General Building
Inc. – Class B	3.7%	Supplies	5.1%
White Mountains		Conglomerates	4.6%
Insurance Group	3.1%	Financial Services	3.7%
Sears Holdings Corp.	2.6%	Flooring Products	3.3%
Total	54.8%	Total	84.1%

*	Top ten holdings excludes cash, money-market funds and US Government and Agency Obligations
**	Where applicable, includes money market funds and US Government and Agency Obligations

1	We do not consider performance over short periods to be particularly meaningful.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

Shareholders should note that the Fund’s assets have increased significantly since the end of the semi-annual period to approximately $90 million as of November 30 and that the amounts and rankings of the Fund’s holdings may vary from the data disclosed below.  Furthermore, it is also possible that investment holdings reported as holdings at the end of any particular reporting period may no longer be owned by the Fund as of the distribution date of an annual or semi-annual report or that significant new holdings may have been purchased but which remain undisclosed.  Portfolio holdings are subject to change without notice.

The securities contributing the greatest positive and negative changes to NAV during the period are described below:

The securities most positively affecting performance during the fiscal year ended November 30, 2011 include Quanex, which demonstrated an ability to generate cash during a deep housing downturn, Google, which continues to show an ability to grow rapidly and benefit from secular trends in its dominant advertising business and its growing Android and YouTube divisions,  Spectrum Brands, which was able to generate significant cash to pay down debt, and Berkshire Hathaway, where a significant part of our holding was acquired at a slight premium to book value and shortly before the company announced its first ever formal share repurchase program.  Spectrum and Berkshire are among the Fund’s five largest investments.

The securities most negatively affecting performance during the fiscal year ended November 30, 2011 include Federated Investors, which continues to be impacted by unusually low short-term interest rates, Sprint, which has difficulties in communicating and executing on its strategies for network investments, Jefferies, which fell sharply in the wake of the bankruptcy of another large financial firm, and Sears Holdings Inc., which has continued to experience difficulty attracting profitable customers amid a deep housing downturn, and with tough industry competition.  Jefferies is one of the Fund’s five largest investments.

During the period, the Fund disposed of two minor investments that were purchased in connection with risk arbitrage activities.

Shareholders should note that the portfolio managers of the Fund do not believe that a decline in a security’s price means that the security is a less attractive investment.  Some price declines may represent significant investment opportunities.  Furthermore, not all future portfolio additions or deletions will be material and although the Fund has a long-term focus, it is possible that a security purchased, sold, or held in one period may be sold or repurchased in a subsequent period.

The Fund is permitted to invest using a wide variety of strategies, some of which may involve greater risk than its primary strategies and which may result in more frequent activity.  In addition to common stocks, the Fund currently owns corporate debt, including an investment in bank debt, and a long-dated call option position

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

representing less than 1% of Fund assets.  Ownership of securities other than common stock entails additional risks that are set forth in the Fund’s Statement of Additional Information.

Some of the risks of the Fund include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s portfolio holdings have earnings resulting from operations outside of the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s NAV more negatively that would occur in a more diversified Fund.

For a more complete description of the Fund’s strategies and risks, please consult the Fund’s Prospectus and Statement of Additional Information which may be obtained at the Fund’s website: www.goodhavenfunds.com or by calling 1-855-OK-GOODX (1-855-654-6639).

The portfolio managers believe that a significant liquidity position is an important part of portfolio management.  Since inception, the Fund has continued to have significant liquidity available both in cash holdings (or equivalent) as well as in short-term fixed income investments.  Cash, U.S. Treasury securities, and equivalents amounted to approximately 23.4% at November 30, 2011.  In addition, the Fund has approximately 3.4% of its assets invested in short-dated corporate debt and similar securities that are an additional potential source of liquidity.  While we expect over time that our liquidity position will be lower than that which existed at November 30, shareholders should understand that the portfolio managers believe that a certain amount of liquidity can benefit shareholders in several ways – by preventing the need to liquidate securities at depressed prices to meet redemptions, by providing ammunition to purchase existing or new holdings in rapidly declining markets without being forced to sell existing holdings, and by lessening the chance that shareholders will seek to redeem shares during periods of market stress when forced liquidations might impact NAV unfavorably.

As of November 30, 2011, officers and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 151,552 shares of the Fund.  Since November 30, officers and employees of GoodHaven Capital Management, LLC have purchased additional shares of the Fund.

GoodHaven Fund

SECTOR ALLOCATION at November 30, 2011 (Unaudited)

Sector	% of Net Assets

Cash & U.S. Government Securities*	23.4%
Information Technology	20.3%
Manufacturing	19.4%
Finance & Investments	9.9%
Real Estate Services	6.5%
Conglomerates	4.6%
Retailing	3.4%
Insurance	3.1%
Telecommunications	2.8%
Waste Management	2.4%
Mining	2.3%
Marine Services	0.8%
Miscellaneous Securities	0.6%
Consumer Products	0.5%
Net Assets	100.0%

*  Represents cash and other assets in excess of liabilities.

GoodHaven Fund

HISTORICAL PERFORMANCE (Unaudited

Value of $10,000 vs. S&P 500 Index

Cumulative Total Return
Period Ended November 30, 2011

Since inception
(April 8, 2011)
2.60%

This chart illustrates the performance of a hypothetical $10,000 investment made on April 8, 2011 (the Fund’s inception) and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held less than 60 days.

Since the Fund’s inception, the cumulative total return for the S&P 500 Index was (4.80)%.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  Returns include reinvested dividends.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2011

Shares	COMMON STOCKS – 69.4%	Value

	Computer & Internet Software – 12.2%
6,750	Google Inc. – Class A1	$4,045,882
275,000	Microsoft Corp.	7,034,500
		11,080,382
	Computers & Peripheral Equipment – 8.9%
261,800	Hewlett-Packard Co.	7,317,310
52,000	Systemax Inc.1	764,400
		8,081,710
	Conglomerates – 4.6%
52,700	Berkshire Hathaway Inc. – Class B1	4,150,652

	Consumer Products – 11.0%
357,544	Spectrum Brands Holdings Inc.1	10,018,383

	Financial Services – 3.7%
213,700	Federated Investors Inc. – Class B	3,391,419

	Flooring Products – 1.6%
27,000	Mohawk Industries Inc.1	1,473,120

	General Building Supplies – 5.1%
61,200	Mueller Industries Inc.	2,334,168
150,500	Quanex Building Products Corp.	2,269,540
		4,603,708
	Loan Servicing – 4.3%
173,922	Walter Investment Management Corp.	3,888,896

	Marine Services & Equipment – 0.8%
8,200	SEACOR Holdings Inc.	711,514

	Metals & Mining – 2.3%
39,500	Barrick Gold Corp.	2,088,760

	Property/Casualty Insurance – 3.1%
6,684	White Mountains Insurance Group	2,836,690

	Retailing – 2.6%
39,900	Sears Holdings Corp.1	2,407,167

	Securities & Investment Banking – 5.2%
410,000	Jefferies Group Inc.	4,690,400

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2011 (Continued)

Shares	COMMON STOCKS – 69.4% (Continued)	Value

	Telecommunications – 1.6%
530,500	Sprint Nextel Corp.1	$1,432,350

	Waste Treatment & Disposal – 2.4%
81,300	Republic Services Inc.	2,231,685

	TOTAL COMMON STOCKS
	(Cost $61,381,727)	63,086,836

	UNITED KINGDOM INVESTMENT TRUSTS – 1.0%

176,242	JZ Capital Partners Limited	933,207

	TOTAL UNITED KINGDOM
	INVESTMENT TRUSTS
	(Cost $946,692)	933,207

Principal	CORPORATE BONDS – 3.4%

	Beverage Manufacturing – 0.3%
$100,000	Coca-Cola Enterprises Inc. 3.750% due 3/1/12	100,680
200,000	PepsiAmericas Inc. 5.750% due 7/31/12	206,918
		307,598
	Consumer Products – 0.2%
200,000	Procter & Gamble Co. 1.375% due 8/1/12	201,124

	Flooring Products – 1.7%
1,500,000	Mohawk Industries Inc. 7.200% due 4/15/12	1,530,000

	Telecommunications – 1.2%
500,000	Nextel Communications Inc. 6.875% due 10/31/13	490,000
500,000	Sprint Capital Corp. 8.375% due 3/15/12	511,250
		1,001,250
	TOTAL CORPORATE BONDS
	(Cost $3,034,314)	3,039,972

	BANK LOANS – 2.2%

	Loan Servicing – 2.2%
2,000,000	Walter Investment Management Corp.
	2nd Lien 6/11, 12.500% due 12/31/16	2,012,500

	TOTAL BANK LOANS
	(Cost $1,962,930)	2,012,500

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at November 30, 2011 (Continued)

Principal	U.S. GOVERNMENT SECURITIES – 2.1%	Value

	U.S. Treasury Bills – 0.3%
$300,000	0.000% due 5/3/12	$299,955
		299,955

	U.S. Treasury Notes – 1.8%
500,000	0.500% due 11/30/12	501,797
550,000	0.750% due 3/31/13	554,168
550,000	0.500% due 5/31/13	552,427
		1,608,392

	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $1,903,554)	1,908,347

	MISCELLANEOUS SECURITIES – 0.6%2

	TOTAL MISCELLANEOUS SECURITIES
	(Cost $862,142)	580,550

	Total Investments
	(Cost $70,091,359) – 78.7%	71,561,412
	Cash and Other Assets in
	Excess of Liabilities – 21.3%	19,336,665
	TOTAL NET ASSETS – 100.0%	$90,898,077

1	Non-income producing security.
2	Represents previously undisclosed securities which the Fund has held for less than one year.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at November 30, 2011

ASSETS:
Investments in securities, at value (Cost $70,091,359) (Note 2)	$71,561,412
Cash	19,147,810
Receivables:
Investment securities sold	225,896
Fund shares sold	789,209
Dividends and interest	114,621
Total assets	91,838,948

LIABILITIES:
Payables:
Investment securities purchased	769,172
Fund shares redeemed	94,167
Management fees	63,435
Support services fees	14,097
Total liabilities	940,871

NET ASSETS	$90,898,077

COMPUTATION OF NET ASSET VALUE:
Net assets	$90,898,077
Shares issued and outstanding (unlimited number
of shares authorized without par value)	4,430,335
Net asset value, offering and redemption price per share	$20.52

COMPONENTS OF NET ASSETS:
Paid-in capital	89,364,277
Undistributed net investment income	40,279
Accumulated net realized gain on investments	23,468
Net unrealized appreciation on investments	1,470,053
Net assets	$90,898,077

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Period Ended November 30, 20111

INVESTMENT INCOME
Dividends (net of $1,402 in foreign withholding taxes)	$247,838
Interest	139,067
Total investment income	386,905

EXPENSES (NOTE 3)
Management fees	283,747
Support services fees	63,055
Total expenses	346,802
Net investment income	40,103

REALIZED & UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments and foreign currency	23,644
Change in net unrealized appreciation on investments	1,470,053
Net realized and unrealized gain on investments	1,493,697
Net increase in net assets
resulting from operations	$1,533,800

1	Commenced operations on April 8, 2011. The information presented is for the period from April 8, 2011 to November 30, 2011.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
November 30, 20111
INCREASE IN NET ASSETS FROM:

OPERATIONS
Net investment income	$40,103
Net realized gain on investments and foreign currency	23,644
Change in net unrealized appreciation on investments	1,470,053
Net increase in net assets
resulting from operations	1,533,800

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	89,364,277
Total increase in net assets	90,898,077

NET ASSETS
Beginning of period	—
End of period	$90,898,077
Undistributed net investment income	$40,279

(a)	Summary of capital share transactions is as follows:

	Period Ended
	November 30, 20111
	Shares	Value
Shares sold	4,716,407	$94,955,190
Shares redeemed (b)	(286,072)	(5,590,913)
Net increase	4,430,335	$89,364,277

(b)	Net of redemption fees of $16,600.

1	Commenced operations on April 8, 2011. The information presented is for the period from April 8, 2011 to November 30, 2011.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	November 30, 20111
Net asset value at beginning of period	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income2	0.02
Net realized and unrealized gain on investments	0.49
Total from investment operations	0.51
Paid-in capital from redemption fees (Note 2)	0.01

Net asset value, end of period	$20.52

Total Return	2.60	%3

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)	$90.9

Ratio of expenses to average net assets	1.10	%4
Ratio of net investment income to average net assets	0.13	%4

Portfolio turnover rate	12	%3

1	Commenced operations on April 8, 2011. The information presented is for the period from April 8, 2011 to November 30, 2011.
2	Calculated using the average shares outstanding method.
3	Not annualized.
4	Annualized.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2011

NOTE 1 – ORGANIZATION

The GoodHaven Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2011 (Continued)

an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of November 30, 2011, the Fund did not hold fair valued securities.

As described in above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2011 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The end of period timing recognition is used for the significant transfers between levels of the Fund’s assets and liabilities.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks1	$63,086,836	$—	$—	$63,086,836
United Kingdom
Investment Trusts1	933,207	—	—	933,207
Corporate Bonds1	—	3,039,972	—	3,039,972
Bank Loans1	—	2,012,500	—	2,012,500
U.S. Government
Securities	—	1,908,347	—	1,908,347
Miscellaneous
Securities	—	580,550	—	580,550
Total Investments
in Securities	$64,020,043	$7,541,369	$—	$71,561,412

1	See Schedule of Investments for industry breakouts.

The Fund did not have any transfers into or out of Levels 1, 2 and 3 during the period ended November 30, 2011.

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Fund does not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.	Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2011 (Continued)

income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At November 30, 2011, the Fund did not have any capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2011 (Continued)

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Options Contracts.  When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options or other derivative types.  Options are a type of derivative that employ specialized trading techniques to increase the Fund’s exposure to certain selected securities.  The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns.  Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2011 (Continued)

periods of market declines.  As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.  At November 30, 2011, the Fund had 0.6% of net assets invested in purchased call options.

Statement of Assets and Liabilities – Market values of Derivative Instruments as of November 30, 2011:

	Statement of Assets and Liabilities Location	Market Value
Equity Contracts	Investments in securities, at value	$580,550

Statement of Operations – The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended November 30, 2011 were as follows:

Change in Unrealized Appreciation (Depreciation) on Derivative Instruments Recognized in Income:

Purchased Options
Equity Contracts	$(281,592)

There was no realized gain or loss related to purchased options contracts during the period ended November 30, 2011.

J.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended November 30, 2011, the following adjustments were made:

	Undistributed Net	Accumulated	Paid-in
	Investment Income	Gains/Losses	Capital
GoodHaven Fund	$176	$(176)	$—

K.
Recent Accounting Pronouncement.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (”IFRS“)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2011 (Continued)

and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

L.
Regulated Investment Company Modernization Act.  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President.  The Modernization Act modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

M.
Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  There were no events or transactions that occurred after the period ended November 30, 2011 that materially impacted the amounts or disclosures in the Fund’s financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2011 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

GoodHaven Capital Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets.  For the period ended November 30, 2011, the Fund incurred $283,747 in Management fees.

The Fund has also entered into a support services agreement with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal, audit, and acquired fund fees and expenses. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Services Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets.  For the period ended November 30, 2011 the Fund incurred $63,055 in Support services fees.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS November 30, 2011 (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the period ended November 30, 2011 were as follows:

	Purchases	Sales or Maturity
	at Cost	Proceeds
All Other Securities	$70,706,562	$4,660,976
U.S. Government Securities	1,605,256	—

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The Fund did not make any distributions to shareholders for the period ended November 30, 2011.

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$70,100,155
Gross tax unrealized appreciation	5,000,501
Gross tax unrealized depreciation	(3,539,244)
Net tax unrealized appreciation	1,461,257
Unrealized currency appreciation	—
Undistributed ordinary income	72,543
Undistributed long-term capital gain	—
Total distributable earnings	72,543
Other accumulated loss	—
Total accumulated earnings	$1,533,800

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the tax treatment of PFIC’s held by the Fund and due to the treatment of short-term capital gains as ordinary income for tax purposes.

GoodHaven Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
GoodHaven Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GoodHaven Fund, a series of Professionally Managed Portfolios, as of November 30, 2011 and the related statement of operations, the statement of changes in net assets and the financial highlights for the period April 8, 2011 (commencement of operations) to November 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers, or through other appropriate auditing procedures where replies from brokers were unable to be attained.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GoodHaven Fund as of November 30, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period April 8, 2011 to November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 23, 2012

GoodHaven Fund

EXPENSE EXAMPLE For the Six-Months Ended November 30, 2011 (Unaudited)

As a shareholder of the GoodHaven Fund (the “Fund”) you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2011 – November 30, 2011).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example.  The example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5%

GoodHaven Fund

EXPENSE EXAMPLE For the Six-Months Ended November 30, 2011 (Unaudited) (Continued)

hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

		Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 1, 2011 –
	June 1, 2011	November 30, 2011	November 30, 2011^
Actual	$1,000	$1,003	$5.52
Hypothetical
(5% annual return
before expenses)	$1,000	$1,020	$5.57

^
Expenses are equal to the Fund’s annualized expense ratio for the most recent period of 1.10% multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios
		and		in Fund
	Position	Length		Complex(2)	Other
Name, Address	with the	of Time	Principal Occupation	Overseen	Directorships
And Age	Trust	Served	During Past Five Years	by Trustees	Held

Independent Trustees of the Trust(1)

Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee,
(born 1943)	and	Term;	Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(administrative,		Inc.
Fund Services, LLC		May 1991.	management and
2020 E. Financial Way			business consulting);
Suite 100			formerly, Executive
Glendora, CA 91741			Vice President and
Chief Operating Officer,
Integrated Asset
Management (investment
adviser and manager)
and formerly, President,
Value Line, Inc.
(investment advisory and
financial publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		Since	Officer, Rockefeller Trust		The
Fund Services, LLC		May 1991.	Co., (prior thereto Senior		University of
2020 E. Financial Way			Vice President), and		Virginia Law
Suite 100			Managing Director,		School
Glendora, CA 91741			Rockefeller & Co.		Foundation
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios
		and		in Fund
	Position	Length		Complex(2)	Other
Name, Address	with the	of Time	Principal Occupation	Overseen	Directorships
And Age	Trust	Served	During Past Five Years	by Trustees	Held

Carl A. Froebel	Trustee	Indefinite	Former owner, Golf	1	None.
(born 1938)	Term;		Adventures, LLC,
c/o U.S. Bancorp	Since		(Vacation Services);
Fund Services, LLC	May 1991.		formerly, President and
2020 E. Financial Way			Founder, National
Suite 100			Investor Data Services,
Glendora, CA 91741			Inc. (investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July	1	Independent
(born 1950)	Term;		2001; formerly, Executive		Trustee, The
c/o U.S. Bancorp	Since		Vice President, Investment		Managers
Fund Services, LLC	May 1991.		Company Administration,		Funds,
2020 E. Financial Way			LLC (mutual fund		Managers
Suite 100			administrator).		AMG Funds,
Glendora, CA 91741					Aston Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel;
formerly
Independent
Director,
Guardian
Mutual
Funds.
Interested Trustee and Officers of the Trust

Eric W. Falkeis(3)	President	Indefinite	Senior Vice President	Not	Not
(born 1973)		Term;	and Chief Financial	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer (and other
Fund Services, LLC		Jan. 2011.	positions), U.S. Bancorp
615 East Michigan St.	Trustee	Indefinite	Fund Services, LLC
Milwaukee, WI 53202		Term;	since 1997.
Since
Sept. 2011.

GoodHaven Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios
		and		in Fund
	Position	Length		Complex(2)	Other
Name, Address	with the	of Time	Principal Occupation	Overseen	Directorships
And Age	Trust	Served	During Past Five Years	by Trustees	Held

Patrick J. Rudnick	Treasurer	Indefinite	Vice President, U.S.	Not	Not
(born 1973)	Term;		Bancorp Fund Services,	Applicable.	Applicable.
c/o U.S. Bancorp	Since		LLC, since 2006;
Fund Services, LLC	November		formerly, Manager,
615 East Michigan St.	2009.		PricewaterhouseCoopers
Milwaukee, WI 53202			LLP (1999-2006).

Elaine E. Richards	Secretary	Indefinite	Vice President and Legal	Not	Not
(born 1968)	Term;		Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bancorp	Since		U.S. Bancorp Fund
Fund Services, LLC	February		Services, LLC, since
2020 E. Financial Way	2008.		July 2007; formerly, Vice
Suite 100			President and Senior
Glendora, CA 91741			Counsel, Wells Fargo
Funds Management,
LLC (2004-2007).

Donna Barrette	Chief	Indefinite	Vice President and	Not	Not
(born 1966)	Compli-	Term;	Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bancorp	ance	Since	U.S. Bancorp Fund
Fund Services, LLC	Officer	July 2011.	Services, LLC since
615 East Michigan St.	Anti-	Indefinite	August 2004.
Milwaukee, WI 53202	Money	Term;
	Laun-	Since
	dering	July 2011.
Officer
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

GoodHaven Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (855) 654-6639 and on the Fund’s website at www.goodhavenfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (855) 654-6639.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the transfer agent toll free at (855) 654-6639 to request individual copies of these documents.  The Fund will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes
information about your	Yes	No
transactions and experiences
For our affiliates’ everyday
business purposes	Yes	No
information about your creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)
What we do
How does GoodHaven	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
Our service providers must represent to us that they will
protect any personal information through similar
safeguards and security.
How does GoodHaven	We collect your personal information, for example, when
Funds collect my	you:
personal information?	• open an account or give us your income
• give us contact information or seek advice about your
investments
• tell us about your investments or retirement portfolio
Why can’t I limit	Federal law gives you the right to limit only:
all sharing?	• sharing for affiliates’ everyday business purposes—
information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual
fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to
you.
Joint marketing	A formal agreement between nonaffiliated financial .
companies that together market financial products or
services to you
• We do not jointly market with nonaffiliated financial
companies.

(This Page Intentionally Left Blank.)

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
4940 SW 83rd Street
Miami, Florida  33143

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

GoodHaven Fund
Symbol – GOODX
CUSIP – 74316J763

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

GoodHaven Fund
	FYE 11/30/2011	FYE 11/30/2010
Audit Fees	$17,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2011	FYE 11/30/2010
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

          GoodHaven Fund
Non-Audit Related Fees	FYE 11/30/2011	FYE 11/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Professionally Managed Portfolios

By (Signature and Title)*    /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     January 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     January 24, 2012

By (Signature and Title)*    /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     January 24, 2012

* Print the name and title of each signing officer under his or her signature.